SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                          FORM 8-K




                       CURRENT REPORT





           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934





      Date of Report (Date of earliest event reported)
                        September 7, 1994



                   ILLINOIS POWER COMPANY
    (Exact name of registrant as specified in its charter)




   State of Illinois         1-3004            37-0344645
 (State or jurisdiction   (Commission       (I.R.S. Employer
   of incorporation)      File Number)    Identification No.)



    500 South 27th Street, Decatur, Illinois      62525-1805
    (Address of principal executive offices)      (Zip Code)







     Registrant's telephone number, including area code
                                            217-424-6600


Item 5.    Other Events
- ------     ------------

     On September 7, 1994, the Registrant filed amended and restated Articles of Incorporation with the Office of the Illinois Secretary of State. A copy of the Articles is filed herewith as Exhibit 3(a).


Item 7.   Financial Statements and Exhibits
- -------   ---------------------------------

                       Exhibit
                       -------

          3(a)         Amended and Restated
                       Articles of Incorporation
                       of Illinois Power Company


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange

Act  of 1934, the Registrant has duly caused this report  to be  signed  on  its behalf by the undersigned hereunto  duly authorized.

                                  ILLINOIS POWER COMPANY
                                       (Registrant)





     September 29, 1994          By  \s\Alec G. Dreyer
- --------------------------          ----------------------
         (Date)                      Alec G. Dreyer
                                     Controller